UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 12, 2026

ALL IN FUTURETECH ALLIANCE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500

New York, New York 10151

(Address of principal executive offices, including zip code)

(646) 768-4240

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AIFA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2026, All In FutureTech Alliance, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2019 Equity Incentive Plan (as amended, the “Equity Plan”) to increase the number of shares of common stock authorized for issuance thereunder by 1,284,063 shares, from 627,218 shares to 1,911,281 shares (the “Plan Amendment”).

A description of the material terms of the Equity Plan, as amended by the Plan Amendment, is set forth in the section titled “Proposal 3 — Approval of an Amendment to the Company’s 2019 Equity Incentive Plan (as Amended) to Increase the Number of Authorized Shares” in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 14, 2026, and mailed to the Company’s stockholders commencing on or about September 15, 2026 (the “Proxy Statement”), and is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K. The foregoing summary is qualified in its entirety by reference to the full text of the Equity Plan, a marked copy of which showing the Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following four proposals, each of which is described in detail in the Proxy Statement:

Proposal 1: Election of Directors

The stockholders elected each of the six director nominees named in the Proxy Statement by a plurality of the votes cast. The results of the vote taken were as follows:

Class A Directors	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Yangyang Li	1,796,077	0	19,827	647,508
Shanglong Li	1,803,252	0	12,652	647,508

Class B Directors	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Jingsheng (Jason) Lu	1,737,458	0	78,446	647,508
Mao Sun	1,737,250	0	78,654	647,508

Class C Directors	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Yuanfei (Cliff) Qu	1,787,014	0	28,890	647,508
Chi Zhao	1,733,833	0	82,071	647,508

Proposal 2: Ratification of the Appointment of ZH CPA, LLC to Act as the Company’s Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2026

The stockholders ratified the appointment of ZH CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote taken were as follows:

FOR	AGAINST	ABSTAIN
2,344,710	18,018	100,684

Proposal 3: Approval of an Amendment to the Company’s 2019 Equity Incentive Plan (as Amended) to Increase the Number of Authorized Shares

The stockholders approved an amendment to the Company’s 2019 Equity Incentive Plan (as amended) that increases the number of shares of the Company’s common stock authorized for issuance thereunder by 1,284,063 shares, from 627,218 shares to 1,911,281 shares. The results of the vote taken were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,776,192	31,702	8,010	647,508

Proposal 4: Approval of the Issuance of Shares of the Company’s Common Stock to Mr. Yangyang Li pursuant to the Share Issuance and Reimbursement Agreement Dated May 2, 2026

The stockholders approved the issuance of 707,730 shares of the Company’s common stock to Mr. Yangyang Li, the Company’s President and a Class A director, pursuant to the Share Issuance and Reimbursement Agreement, dated May 2, 2026, subject to the satisfaction of the additional conditions described in the Proxy Statement. Approval of the proposal required the affirmative vote of each of:

●	the affirmative vote of the holders of a majority of the total votes of shares of the Company’s common stock cast virtually or by proxy at the Annual Meeting on the proposal, pursuant to the rules of The Nasdaq Stock Market LLC (the “NASDAQ Standard”),

and

●	the affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy, pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws Standard”),

and

●	the affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy, excluding any votes by Mr. Li, any person or entity that directly or indirectly controls, is controlled by, or is under common control with him, any entity of which he is a director, officer, partner, or 20% or greater voting stockholder, any trust or estate in which he holds at least a 20% beneficial interest or serves in a fiduciary capacity, and any relative or spouse (or relative of such spouse) who shares his residence (the “Contractual Standard”).

The results of the stockholder vote are reported below:

(1)	Pursuant to the NASDAQ Standard, the votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,570,120	25,174	220,610	647,508

(2)	Pursuant to the Bylaws Standard, the votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,570,120	25,174	220,610	647,508

(3)	Pursuant to the Contractual Standard, the votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,570,120	25,174	7,545	647,508

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	All In FutureTech Alliance, Inc. 2019 Equity Incentive Plan, as amended, filed as Annex A to the Company’s Proxy Statement on Schedule 14A filed on September 14, 2026, is hereby incorporated by reference.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALL IN FUTURETECH ALLIANCE, INC.

By:	/s/ Roy Anderson
Roy Anderson
Chief Financial Officer

Date: October 14, 2026

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